Fees Summary	Sep. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,536,145.77
Previously Paid Amount	1,381.00
Total Fee Amount	1,593.14
Total Offset Amount	0.00
Net Fee	$ 212.14